MBT

MONROE BANK & TRUST

Investor Presentation

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JULY 2018

Financials as of June 30, 2018

Forward-Looking Statements

CAUTIONARY STATEMENTS

This presentation contains or incorporates by reference forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended (the "Securities Act"), Section 21E of the Securities Exchange Act of 1934, as amended (the "Exchange Act") and the Private Securities Litigation Reform Act of 1995. These forward-looking statements represent plans, estimates, objectives, goals, guidelines, expectations, intentions, projections and statements of our beliefs concerning future events, business plans, objectives, expected operating results and the assumptions upon which those statements are based. Forward-looking statements include, without limitation, any statement that may predict, forecast, indicate or imply future results, performance or achievements, and are typically identified with words such as "may," "could," "should," "will," "would," "believe," "anticipate," "estimate," "expect," "intend," "plan," "project," "is confident that," and similar expressions that are intended to identify these forward-looking statements. These forward-looking statements involve risk and uncertainty and a variety of factors, which are in many instances beyond our control and could case our actual results and experiences to differ materially from the anticipated results or other expectations expressed in these forward-looking statements. We assume no obligation to update or revise forward-looking statements.


MONROE BUSINESS UNIV
SARD & SON'S STATE BANK
B. DANSARD SON'S STA

Table of Contents

MONROE BANK & TRUST

Executive Summary

INVESTOR PRESENTATION


West Bloomfield
Troy
Brighton
Madison Heights
Warren
Farmington Hills
Royal Oak
South Lyon
Livonia
Redford
Westland
Garden City
Detroit
Ann Arbor
Lincoln Park
Ypsilanti
Romulus
Taylor
Southgate
Saline
Detroit River
Sylvania
Toledo
MBTF Branches (20)

MBT Financial Corp.

COMPANY INFORMATION

Stock Ticker...........NASDAQ: MBTF
Headquarters.........Monroe, MI
Established............1858 as Dansard & Sons Bank

CONSOLIDATED FINANCIALS*

As of June 30, 2018 unless otherwise noted

• Assets	$1.322 billion
• Loans, gross	$740.8 million
• Deposits	$1.147 billion
• Tang. Common Equity / TBVPS	$120.4 million / $5.24
• ROAA (YTD Q2 2018)	1.52%
• ROAA (2017)	0.79%
• ROAE (YTD Q2 2018)	16.63%
• ROAE (2017)	8.04%
• Non-Interest Inc / Avg Assets (MRQ)	1.18%
• Cost of Funds (MRQ)	0.16%
• Core Deposits / Total Deposits (MRQ)	98.7%
• NIM (MRQ)	3.64%
• Efficiency Ratio (MRQ)	61.79%
• Loans / Deposits (MRQ)	64.59%
• NPAs (excl. TDR's) / Assets (MRQ)	0.28%
• ALLL / Gross Loans (MRQ)	1.07%
• Wealth Planning & Advisory/Trust AUM	$689 million

*Source: SNL Financial and Company Financials.

Monroe Bank & Trust Franchise Overview

Well-positioned near strong and recovering markets

- Economic recoveries of Toledo, Detroit and Ann Arbor have had a positive impact on MBT Financial Corp.
- Ann Arbor market historically strong due to University of Michigan influence, and has a positive effect for northwest Monroe County and western Wayne County markets.
- Resurgence of manufacturing in both Toledo and Detroit metro areas has been a catalyst for local economic recovery.
- Economic vibrancy of Downtown and Midtown Detroit continues to be a local success story following the emergence from bankruptcy in 2014.

Historical Unemployment Rates (Not Seasonally Adjusted)*

	MSA				
	Monroe	Detroit	Toledo	Ann Arbor	Michigan
April 2009	14.3%	13.8%	11.5%	8.1%	7.3%
September 2017	5.5%	4.4%	5.2%	3.9%	4.5%
March 2018	4.2%	4.3%	4.4%	3.1%	4.6%

*Source: Michigan Department of Technology, Management & Budget.

Monroe Bank & Trust Franchise Overview (continued)

Monroe is a logistics, economic and tourism gateway for the state of Michigan

- Completion of the Gordie Howe Bridge international crossing in 2022 expected to double trade activity between US and Canada in 30 years. I-75 corridor along seven municipalities in Monroe to benefit from increased logistics and distribution needs.
- River Raisin National Battlefield Park (along I-75) established in 2011 expected to generate as many as 1,000,000 visitors upon completion of world class visitors / education center.
- Port of Monroe has tripled tonnage activity in recent years, as the only shipping port on Lake Erie in the state of Michigan.
- 35% of electrical power generated by DTE Energy Electric Company, a subsidiary of DTE Energy, serving 2.1 million electric customers in southeast Michigan. The Monroe Plant also supplies power to the grid through First Energy in Ohio.
- La-Z-Boy, Inc. solidified Monroe as its world headquarters, completing a new 200,000 square foot HQ facility in 2015.
- ProMedica Monroe Regional Hospital to complete a new $80 million facility along I-75 in 2022.

Monroe Bank & Trust Franchise Overview (continued)

COMPANY OVERVIEW

- MBT Financial Corp. has one bank subsidiary: Monroe Bank & Trust.
- Deeply entrenched in local communities with high level of brand awareness.
- Diversified loan portfolio with good asset quality following dramatic improvements.

OPERATING FOOTPRINT

- Favorable distribution network: 20 branches in Southeast Michigan – primarily south of Detroit and North of the Ohio border with a presence in affluent Western Wayne County suburbs of Northville and Plymouth.
- Average deposits per branch is approximately $59 million.
- Ranked #1 in deposit market share in primary market (Monroe County) with >50% share.
- Considerable growth potential in larger adjacent markets (Detroit, Toledo, Ann Arbor)
- Wealth Planning and Advisory ranks 5th in Assets Under Management (AUM) for banks in Michigan.

MARKET DYNAMICS

- Over 30 smaller institutions ($100 million to $750 million) within 75 mile radius of Monroe.
- Economic recovery of Detroit, and proximity to Toledo and Ann Arbor all provide positive influence.
- Michigan economy, and particularly the markets in which Monroe Bank & Trust operates, continues improving trends.

FINANCIAL PROFILE (June 30, 2018)

- Total Assets……………………..$1.322 billion
- Loans, Gross…………………$740.8 million
- Total Deposits………………..$1.147 billion
- Total Common Equity……….$120.4 million
- Very clean balance sheet – no debt, SBLF or preferred outstanding.

Investment Highlights

LEADERSHIP & OWNERSHIP

- Experienced management team with vast knowledge of local markets.
- Average tenure of five named executives is greater than 15 years each, with an average age of 58.
- Successful completion of common capital offering from insiders, local and institutional investors in May 2014.
- Insider ownership greater than 20%.

RESULTS

- Dramatic improvements in asset quality over last five years result in peer level metrics.
- 27 consecutive quarters of positive earnings, with improving trends.
- Efficiency initiative completed in October 2015 resulting in 20% reduction in staff and branches.

DEPOSIT STRENGTH

- #1 in deposit market share in Monroe County
  - Approximately 150,000* residents
  - Median household income of $60,799*, up 11.8% from the prior year (national and state medians of $59,039 and $52,492, respectively)
- Deposit market share in primary market of Monroe County >50% with a >90% retention rate of non-maturity deposits.

*Demographic data is provided by ESRI based primarily on US Census data. For non-census year data, ESRI uses samples and projections to estimate the demographic data.

MBT

Monroe Bank & Trust

Company Overview

–

INVESTOR PRESENTATION

Market Share Leaders, Monroe & Wayne Counties

		Monroe County, MI*	
Rank	Company	Deposits ($mm)	Market Share
1	**MBT Financial Corp. (MI)**	**$1,032.3**	**51.9%**
2	Huntington Bancshares Inc. (OH)	310.5	15.6%
3	Fifth Third Bancorp (OH)	241.0	12.1%
4	PNC Financial Services Group (PA)	172.0	8.6%
5	KeyCorp (OH)	120.6	6.1%
6	Old National Bancorp (IN)	54.7	2.7%
7	Flagstar Bancorp (MI)	35.9	1.8%
8	Citizens Financial Group Inc. (RI)	22.6	1.1%
	Total for Institutions in Market	**$1,989.6**	**100.0%**

		Wayne County, MI*	
Rank	Company	Deposits ($mm)	Market Share
1	JPMorgan Chase & Co. (NY)	$24,789.8	45.9%
2	Comerica Inc. (TX)	16,857.7	31.2%
3	Bank of America Corp. (NC)	3,854.4	6.6%
4	PNC Financial Services Group (PA)	2,177.4	4.0%
5	Citizens Financial Group Inc. (RI)	1,976.2	3.7%
6	Fifth Third Bancorp (OH)	1,239.0	2.3%
7	Flagstar Bancorp (MI)	853.3	1.6%
8	Huntington Bancshares Inc. (OH)	684.1	1.3%
9	TCF Financial Corp. (MN)	406.9	0.8%
10	Chemical Financial Corp. (MI)	295.2	0.5%
14	**MBT Financial Corp. (MI)**	**146.7**	**0.3%**
	Total for Institutions in Market	**$53,968.4**	**100.0%**

*Source: SNL Financial, financials as of June 30, 2017.

Stable Core Earnings

Monroe Bank & Trust worked diligently to improve its core profitability through improving its cost of funds and operating expense structure, while maintaining appropriate loan yields. Core earnings* (measured by pre-tax, pre-provision ROAA[1]) have remained steady to improving.

Core ROAA


0.96%
0.98%
1.10%
1.24%
1.47%
2013
2014
2015
2016
2017

Net Loans / Deposits

Q2 2018


64.6%
85.0%
MBTF
Peers (Median)

[1]Pre-Tax, Pre-Provision ROAA is a non-GAAP measure and does not represent, and should not be considered as, an alternative to ROAA as derived from GAAP Measures. Gains/losses on sale of securities, intangible impairment charges, ORE expenses and gains/losses on sale, and any nonrecurring income/expense items have been excluded from the pre-tax, pre-provision income calculation.

Note: Midwest publicly traded peers with assets $800mm - $2bn and LTM ROAA > 0.75%.

*Source: SNL Financial, financials as of December 31, 2017 and June 30, 2018.

Consistent, Strong Non-Interest Income

Monroe Bank & Trust has enjoyed a steady stream of non-interest income* generation over the past several years, primarily from its Wealth Planning and Advisory Group. Monroe Bank & Trust's full service banking model helps to generate income to augment any fluctuations in market conditions that can affect traditional interest income.

Non-Interest Income to Average Assets


1.27%
1.21%
1.17%
1.15%
1.20%
2013
2014
2015
2016
2017

Non-Interest Income

Q2 2018


Weath Fees 27%
Service Charges 22%
Debit Card Income 18%
BOLI 8%
Loan Fees 2%
Other 24%

Non-Interest Income (LTM): $15.8 million

*Source: SNL Financial, financials as of December 31, 2017 and June 30, 2018.

Loan & Deposit Composition

Loans*

Q2 2018


Owner Occ. CRE 18.6%
Non-Owner Occ. CRE 17.9%
C&D 2.2%
Agr. 3.1%
C&I 19.3%
Other 6.6%
1-4 32.4%

Total Loans: $741.1 million
Yield on Loans (YTD): 4.73%

Deposits*

Q2 2018


Jumbo CDs 1.3%
Retail CDs 9.5%
Transaction 47.6%
MMDA & Savings 41.6%
NIB 25.5%
IB 74.5%

Deposits: $1,147.5 million
Cost of Deposits (YTD): 0.14%

*Source: SNL Financial, financials as of June 30, 2018.

Wealth Planning and Advisory

SERVICES PROVIDED

Services provided include Investment Management, Trust Administration, Estate Planning & Administration, Charitable Trust & Special Needs Trust Management and Custody Services.

- Proven proprietary investment management approach, utilizing in-house research and portfolio management.
- Personalized client relationship management and active investment monitoring.
- Sales and client retention goals and accountability.

ASSETS UNDER MANAGEMENT

Current Assets Under Management (AUM) total $689 million within Wealth Strategy Services (WSS).

- New business generated total over $20 million in each of the last five years.
- Of bank trust departments within the state of Michigan, Monroe Bank & Trust is ranked 5th in total AUM.

Monroe Financial Advisory Services, the retail brokerage arm of WPA, has an additional $148 million in AUM.

MARKET TEAM

Current level of market penetration and community bank model provide growth opportunities in adjoining markets.

- Extensive and growing referral network within neighboring counties.
- Targeted marketing and advertising plans.
- Increased joint calling and cross-selling efforts through decentralized "Market Team" approach.

MBT

MONROE BANK & TRUST

Capital Management

INVESTOR PRESENTATION

Capital Management

—

- Adopted Capital Management Policy in 2015, requiring establishing a Capital Management Plan (CMP) on at least an annual basis.
- CMP reviews a variety of internal and external risk factors, potential growth opportunities, regulatory requirements and other various strategic factors in evaluating capital adequacy.
- After more than 5 years without paying dividends, resumed quarterly dividends at $0.03 in 1Q2016; $0.04 in 3Q2016, 1Q2017 and 3Q2017; $0.06 in 4Q2017; $0.07 in 1Q2018; and $0.10 in 2Q2018.
- CMP considers a variety of capital deployment and / or new capital source needs as deemed appropriate.
  - Authorization to repurchase up to 2,000,000 shares of MBTF, if appropriate.
  - Paid special dividends of $0.50 per share ($11.4 million) in 1Q2016, $0.70 per share ($15.9 million) in 1Q2017 and $0.60 per share in 1Q2018 ($13.7 million).
  - Received shareholder authorization to issue up to 1,000,000 of "declawed" Preferred Stock in 2016, as an additional option if raising new capital is deemed appropriate.
- TCE/Total Asset Ratio is 9.10% as of 6/30/18.
- MBTF added to Russell 2000 in 2016.

MONROE BANK & TRUST

Growth Strategy

INVESTOR PRESENTATION

Monroe Bank & Trust Growth Strategy

- For the past five years, focus on culture has resulted in substantial realignment of staff from one of a defensive, or "survival" nature, to a proactive, or "Thrival" focus.
- Realignment of Executive Team responsibilities beginning 2016 include emphasis on Acquisition Integration, Customer & Employee Experience, Risk Management, Sales, Mentorship and Strategic Support.
- Focus on CARE: needs-based relationship development sales strategy for all product lines.
- Emphasis of referrals and high quality customer service in 20 office retail banking network across all product lines.
- Decentralized sales/relationship development focus through five regional Market Teams with seasoned leadership.
- Commercial loan pipeline remains robust at $81.3 million as of June 2018.
- Shift in earning assets from investments to loans takes advantage of highly liquid balance sheet, and low CRE/Capital ratio.
- Recent bank consolidations within the market area (ONB/UBMI, CHFC/TLMR, HBAN/FMER) offer relationship growth opportunities through market disruption.
- Over 30 smaller ($100 million to $750 million) commercial banks headquartered within 75 miles of Monroe, providing opportunities for acquisition as boards reassess their strategic options.
- Financial performance and capital management focus has increased valuation of MBTF, creating currency to be competitive in acquisitions.

MONROE BANK & TRUST

Appendix A
Executive Team Profiles

INVESTOR PRESENTATION

Executive Team Profiles

H. Douglas Chaffin
President & CEO
(40 years experience)
Has served as President & CEO since 2004. Began career at Monroe Bank & Trust in 2001 as EVP and Chief Lending Manager. Prior senior level positions at Huntington Bank and First Michigan Bank Corp. Served as past Chairman of the Michigan Bankers Association and was named Michigan Banker of the Year in 2011.

Thomas G. Myers
EVP, Chief Lending Manager & Sales Director
(34 years experience)
Has served as EVP & Chief Lending Manager since 2002. Prior senior level lending positions at Huntington Bank and National City Bank in both Ohio and Michigan. Sales Director responsibilities recently added as part of management structure initiative early 2016. In addition to credit, lending and support functions, all regional sales management positions also report directly to Mr. Myers.

John L. Skibski
EVP, CFO & Risk Management Director
(29 years experience)
Has served as EVP & CFO since 2003. Began career at Monroe Bank & Trust in 1994. Responsible for Accounting, Finance, SEC Reporting, Asset/Liability Management and Investments. Currently serves on the Board of Directors of the Federal Home Loan Bank of Indianapolis. Risk Management Director responsibilities added as part of management structure initiative in early 2016, with additional oversight of Compliance, Deposit Operations, Electronic Banking, ATM & ACH processing and Chairmanship of Risk Management Committee.

Executive Team Profiles (continued)

Scott E. McKelvey
EVP, Wayne County President & Strategic Support Director
(35 years experience)
Began current duties 4Q 2013. Served as EVP & Wealth Planning and Advisory Manager for prior six years, after starting career at Monroe Bank & Trust in 2002 as Downriver Community President. Prior experience has included senior positions at Charter Bank of Wyandotte and National Bank of Detroit. Strategic Support Group formed in early 2016, combining Marketing and IT functions.

Audrey Mistor
EVP, Wealth Planning and Advisory & Mentorship Director
(37 years experience)
Began current duties 4Q 2013. Joined Monroe Bank & Trust in 2008 and served as SVP & Community President for Monroe Bank & Trust North, consisting primarily of the Plymouth and Northville markets. Prior experience includes senior positions at Main Street Bank, Republic Bank, and Michigan National Bank. Mentorship responsibilities added as part of management structure initiative early 2016, overseeing informal and formal mentorships covering career development, succession planning, and acquisition integration.

MBT

MONROE BANK
& TRUST